                            VICOR TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS

                          AS OF AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2006

[LOGO]      Daszkal Bolton LLP
       ----------------------------
       CERTIFIED PUBLIC ACCOUNTANTS

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm.............................................. 1

Financial Statements:

      Consolidated Balance Sheets as of December 31, 2005 and 2006................................... 2

      Consolidated Statements of Operations for the years ended December 31, 2005 and 2006, and for the period from August 4, 2000 (Inception) through December 31, 2006................... 3

      Consolidated Statements of Changes in Stockholders' Equity (Net Capital Deficiency)
      for the period from August 4, 2000 (Inception) through December 31, 2006....................... 4

      Consolidated Statements of Cash Flows for the period from August 4, 2000 (Inception)
      through December 31, 2006.................................................................  5 - 6

Notes to Consolidated Financial Statements...................................................... 7 - 20

                   [LOGO]      Daszkal Bolton LLP
                          ----------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
VICOR Technologies, Inc.

We have audited the accompanying consolidated balance sheets of VICOR
Technologies, Inc. (a Development Stage Company) as of December 31, 2006 and
2005, and the related consolidated statements of operations, changes in shareholders' equity (net capital deficiency) and cash flows for the years then ended and the period from August 4, 2000 (inception) through December 31, 2006.
These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

These financial statements were previously issued and reported on, by us, on
February 16, 2007. On March 30, 2007 the Company completed its merger with SRKP
6, Inc., a public shell company. For accounting purposes, the merger has been accounted for as a reverse acquisition tantamount to an equity recapitalization.
As more fully described in Note 1, the Company has restated its common stock share amounts for all periods to reflect the recapitalization.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of VICOR Technologies,
Inc. and subsidiaries at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended and the period from
August 4, 2000 (inception) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. However, the Company has suffered recurring losses from operations and had negative cash flows from operations that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note
1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ Daszkal Bolton LLP

Boca Raton, Florida
February 16, 2007, except for Note 1 which is March 30, 2007

             4455 Military Trail, Suite 201 o Jupiter, FL 33458-3046
                       o T: 561.367.1040 o F: 561.624.1151
            2401 NW Boca Raton Boulevard o Boca Raton, FL 33431-6632
                       o T: 561.367.1040 o F: 561.750.3236
   2700 West Cypress Creek Road, Suite D 126 o Fort Lauderdale, FL 33309-1744
                       o T: 954.974.3544 o F: 954.974.3680

PCAOB Registered  WWW.DASZKALBOLTON.COM  [LOGO] AGN Affiliated Offices Worldwide

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2006
--------------------------------------------------------------------------------

                                     ASSETS
                                                                                      2005            2006
                                                                                  ------------    ------------

Current assets:
         Cash                                                                     $    358,000    $    301,000
         Interest receivable                                                             4,000           8,000
         Prepaid expenses                                                                6,000         103,000
                                                                                  ------------    ------------
            Total current assets                                                       368,000         412,000
                                                                                  ------------    ------------
Furniture and fixtures, net of accumulated depreciation
 of $72,000 and $60,000 at December 31, 2005 and 2006, respectively                     11,000          13,000

Other assets:
         Deposits                                                                       12,000          12,000
         Intellectual property, net of amortization of $74,000 and $111,000 at
            December 31, 2005 and 2006, respectively                                   429,000         392,000
         Deferred financing costs                                                       50,000         161,000
                                                                                  ------------    ------------
            Total other assets                                                         491,000         565,000
                                                                                  ------------    ------------
                                                                                  $    870,000    $    990,000
                                                                                  ============    ============

                        LIABILITIES AND STOCKHOLDERS' EQUITY (NET CAPITAL DEFICIENCY)

Current liabilities:
         Accounts payable and accrued expenses                                    $    322,000    $  1,188,000
         10% Convertible promissory notes                                              610,000              --
         12% Convertible bridge promissory notes                                            --         215,000
         12% Convertible promissory notes                                                   --         375,000
         15% Promissory notes                                                               --          69,000
         Accrued dividends payable                                                      90,000         137,000
         Due to related parties                                                        446,000         425,000
                                                                                  ------------    ------------
            Total current liabilities                                                1,468,000       2,409,000
                                                                                  ------------    ------------

Long-term debt
         10% Convertible promissory notes                                                   --         610,000
         12% Convertible bridge promissory notes                                            --       1,474,000
                                                                                  ------------    ------------
            Total long-term debt                                                            --       2,084,000
                                                                                  ------------    ------------
Commitments and contingencies

Stockholders' equity (Net capital deficiency):
         Preferred stock, $.0001 par value; 10,000,000 shares authorized;
           Series A Convertible Preferred stock 157,592 shares outstanding at               --              --
         December 31,  2005 and 2006, respectively
         Common stock, $.0001 par value; 100,000,000 shares authorized;
          14,659,510 and 15,266,830 shares issued and outstanding at
          December 31, 2005 and  2006, respectively                                         --              --
         Additional paid-in capital                                                 28,217,000      29,587,000
         Subscription notes receivable                                                (750,000)       (398,000)
         Deficit accumulated during the development stage                          (28,065,000)    (32,692,000)
                                                                                  ------------    ------------
            Total stockholders' equity (Net capital deficiency)                       (598,000)     (3,503,000)
                                                                                  ------------    ------------

                                                                                  $    870,000    $    990,000
                                                                                  ============    ============

          See accompanying notes to consolidated financial statements.

                                      - 2 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2006, AND
FOR THE PERIOD FROM AUGUST 4, 2000 (INCEPTION) THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                            PERIOD FROM
                                                                                          AUGUST 4, 2000
                                                                                            (INCEPTION)
                                                         YEARS ENDED DECEMBER 31,             THROUGH
                                                      -------------------------------      DECEMBER 31,
                                                           2005             2006               2006
                                                      -------------     -------------      -------------

Research grants and interest income                   $     214,000     $      22,000      $     832,000
                                                      -------------     -------------      -------------

Costs and expenses:
     Research and development                               584,000           719,000         12,312,000
     Selling, general and administrative expenses         3,713,000         2,886,000         19,609,000
     Depreciation and amortization                           51,000            47,000            198,000
     Interest expense                                        78,000           950,000          1,268,000
                                                      -------------     -------------      -------------
        Total costs and expenses                          4,426,000         4,602,000         33,387,000
                                                      -------------     -------------      -------------

Loss before income taxes                                 (4,212,000)       (4,580,000)       (32,555,000)

Income taxes                                                     --                --                 --
                                                      -------------     -------------      -------------

Net loss                                                 (4,212,000)       (4,580,000)       (32,555,000)

Dividends related to Series A preferred stock               (43,000)          (47,000)          (137,000)
                                                      -------------     -------------      -------------

Net loss applicable to common stockholders            $  (4,255,000)    $  (4,627,000)     $ (32,692,000)
                                                      =============     =============      =============

Net loss per common share - basic and diluted                ($0.30)           ($0.31)
                                                      =============     =============

Weighted average number of shares outstanding
- basic and diluted                                      13,956,368        14,709,112
                                                      =============     =============

          See accompanying notes to consolidated financial statements.

                                      - 3 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(NET CAPITAL DEFICIENCY)
FOR THE PERIOD FROM AUGUST 4, 2000 (INCEPTION) THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                COMMON STOCK                    PREFERRED STOCK
                                                        ----------------------------     ------------------------------
                                                           SHARES           AMOUNT          SHARES           AMOUNT
                                                        ------------     -----------     ------------     -------------

Balance at August 4, 2000 (inception)                             --     $        --               --     $          --
Issuance of common stock to founders                       7,400,000              --               --                --
Contributed research and development services                     --              --               --                --
Issuance of common stock for cash                            194,500              --               --                --
Net loss                                                          --              --               --                --
                                                        ------------     -----------     ------------     -------------
                                                                         $        --                      $          --
Balance at December 31, 2000                               7,594,500                               --
Issuance of common stock for services                        280,000              --               --                --
Issuance of warrants for services                                 --              --               --                --
Contributed research and development services                     --              --               --                --
Issuance of common stock for cash                          1,362,826              --               --                --
Net loss                                                          --              --               --                --
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2001                               9,237,326     $        --               --     $          --

Issuance of common stock for services                        360,000              --               --                --
Issuance of warrants and stock options for services               --              --               --                --
Subscription note receivable                                 500,000              --               --                --
Contributed research and development services                     --              --               --                --
Issuance of common stock for cash                          1,725,424              --               --                --
Net loss                                                          --              --               --                --
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2002                              11,822,750     $        --               --     $          --
Issuance of common stock for services                         27,300              --               --                --
Issuance of warrants and stock options for services               --              --               --                --
Issuance of common stock for cash                            870,918              --               --                --
Issuance of preferred stock for cash                              --              --          157,592                --
Accrued dividends on preferred stock                              --              --               --                --
Net loss                                                          --              --               --                --
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2003                              12,720,968     $        --          157,592     $          --
Issuance of common stock for services                        217,440              --               --                --
Issuance of warrants and stock options for services                               --               --                --
Issuance of common stock for cash                            308,300              --               --                --
Accretion of beneficial conversion feature on 10%                 --              --               --                --
  Convertible Promissory notes                                                                     --                --
Accrued dividends on preferred stock                              --              --               --                --
Net loss                                                          --              --               --                --
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2004                              13,246,708     $        --          157,592     $          --
Issuance of common stock for services                         83,500              --               --                --
Issuance of warrants and stock options for services               --              --               --                --
Issuance of warrants to note holders                              --              --               --                --
Issuance of common stock for cash                          1,329,302              --               --                --
Accrued dividends on preferred stock                              --              --               --                --
Net loss                                                          --              --               --                --
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2005                              14,659,510     $        --          157,592     $          --
Issuance of common stock for services                         67,400              --               --                --
Issuance of common stock for debt                             43,920              --               --                --
Issuance of warrants and stock options for services               --              --               --                --
Cancellation of subscription notes receivable               (300,000)             --               --                --
Issuance of common stock for notes receivable                796,000              --               --                --
Beneficial conversion feature for 12% Convertible
  Promissory Notes                                                --              --               --                --
Issuance of warrants in connection with
  15% Promissory Notes
Accrued dividends on preferred stock                              --              --               --                --
Net loss                                                          --              --               --                --
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2006                              15,266,830     $        --          157,592     $          --
                                                        ============     ===========     ============     =============

                                                         ADDITIONAL      SUBSCRIPTION     ACCUMULATED
                                                      PAID-IN CAPITAL  NOTES RECEIVABLE     DEFICIT           TOTAL
                                                      ---------------  ----------------  ------------     -------------

Balance at August 4, 2000 (inception)                   $         --     $        --     $         --     $          --
Issuance of common stock to founders                              --              --               --                --
Contributed research and development services                 24,000              --               --            24,000
Issuance of common stock for cash                            194,000               0               --           194,000
Net loss                                                          --              --         (657,000)         (657,000)
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2000                            $    218,000     $         0     $   (657,000)    $    (439,000)
Issuance of common stock for services                        280,000              --               --           280,000
Issuance of warrants for services                          1,252,000              --               --         1,252,000
Contributed research and development services                 71,000              --               --            71,000
Issuance of common stock for cash                          1,363,000              --               --         1,363,000
Net loss                                                          --              --       (3,181,000)       (3,181,000)
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2001                            $  3,184,000     $         0     $ (3,838,000)    $    (654,000)

Issuance of common stock for services                             --              --               --                --
Issuance of warrants and stock options for services        4,722,000              --               --         4,722,000
Subscription note receivable                                 750,000        (750,000)              --                --
Contributed research and development services                     --              --               --                --
Issuance of common stock for cash                          3,492,000              --               --         3,492,000
Net loss                                                          --              --       (7,306,000)       (7,306,000)
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2002                            $ 12,148,000     $  (750,000)    $(11,144,000)    $     254,000
Issuance of common stock for services                             --              --               --                --
Issuance of warrants and stock options for services        6,365,000              --               --         6,365,000
Issuance of common stock for cash                          2,718,000              --               --         2,718,000
Issuance of preferred stock for cash                         448,000              --               --           448,000
Accrued dividends on preferred stock                              --              --           (8,000)           (8,000)
Net loss                                                          --              --       (9,247,000)       (9,247,000)
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2003                            $ 21,679,000     $  (750,000)    $(20,399,000)    $     530,000
Issuance of common stock for services                        205,000              --               --           205,000
Issuance of warrants and stock options for services        1,033,000              --               --         1,033,000
Issuance of common stock for cash                            889,000              --               --           889,000
Accretion of beneficial conversion feature on 10%                 --              --               --                --
  Convertible Promissory notes                               201,000              --               --           201,000
Accrued dividends on preferred stock                              --              --          (39,000)          (39,000)
Net loss                                                          --              --       (3,372,000)       (3,372,000)
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2004                            $ 24,007,000     $  (750,000)    $(23,810,000)    $    (553,000)
Issuance of common stock for services                        209,000              --               --           209,000
Issuance of warrants and stock options for services        1,817,000              --               --         1,817,000
Issuance of warrants to note holders                          17,000              --               --            17,000
Issuance of common stock for cash                          2,167,000              --               --         2,167,000
Accrued dividends on preferred stock                              --              --          (43,000)          (43,000)
Net loss                                                          --              --       (4,212,000)       (4,212,000)
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2005                            $ 28,217,000     $  (750,000)    $(28,065,000)    $    (598,000)
Issuance of common stock for services                        169,000              --               --           169,000
Issuance of common stock for debt                            110,000              --               --           110,000
Issuance of warrants and stock options for services          392,000              --               --           392,000
Cancellation of subscription notes receivable               (750,000)        750,000               --                --
Issuance of common stock for notes receivable                398,000        (398,000)              --                --
Beneficial conversion feature for 12% Convertible                                                                    --
  Promissory Notes                                           912,000              --               --           912,000
Issuance of warrants in connection with                                                                              --
  15% Promissory Notes                                       139,000                                            139,000
Accrued dividends on preferred stock                              --              --          (47,000)          (47,000)
Net loss                                                          --              --       (4,580,000)       (4,580,000)
                                                        ------------     -----------     ------------     -------------
Balance at December 31, 2006                            $ 29,587,000     $  (398,000)    $(32,692,000)    $  (3,503,000)
                                                        ============     ===========     ============     =============

          See accompanying notes to consolidated financial statements.

                                      - 4 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2006, AND
FOR THE PERIOD FROM AUGUST 4, 2000 (INCEPTION) THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                               PERIOD FROM
                                                                                              AUGUST 4, 2000
                                                                                               (INCEPTION)
                                                                                                 THROUGH
                                                                                               DECEMBER 31,
                                                                  2005            2006             2006
                                                              -------------   -------------   --------------

Cash flows from operating activities:
    Net loss                                                  $  (4,212,000)  $  (4,580,000)  $  (32,555,000)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
       Depreciation and amortization                                 51,000         489,000          635,000
       Gain on the sale of assets                                        --              --           (3,000)
       Beneficial conversion feature of notes payable                    --              --          201,000
       Contributed research and development services                     --              --           95,000
       Equity-based compensation                                  2,043,000         561,000       16,461,000
       Changes in assets and liabilities:
       Employee loans and accounts receivable                        (4,000)         (4,000)          (8,000)
       Prepaid expenses and other assets                            (25,000)       (114,000)        (158,000)
       Accounts payable and accrued expenses                         (9,000)        823,000          968,000
                                                              -------------   -------------   --------------
Cash flows used in operating activities                          (2,156,000)     (2,825,000)     (14,364,000)
                                                              -------------   -------------   --------------

Cash flows from investing activities:
   Purchase of intellectual property                                     --              --         (237,000)
   Net proceeds from sale of equipment                                   --              --           59,000
   Purchase of furniture and fixtures                                (2,000)        (12,000)        (154,000)
                                                              -------------   -------------   --------------
Cash flows used in investing activities                              (2,000)        (12,000)        (332,000)

Cash flows from financing activities:
   Net proceeds from sale of preferred stock                             --              --          448,000
   Due to related party                                             (63,000)        (21,000)         315,000
   Net proceeds from sale of convertible promisory notes                 --       2,801,000        3,411,000
   Net proceeds from sale of common stock                         2,167,000              --       10,823,000
                                                              -------------   -------------   --------------
Cash flows provided by financing activities                       2,104,000       2,780,000       14,997,000

Net (decrease) increase in cash                                     (54,000)        (57,000)         301,000

Cash at beginning of period                                         412,000         358,000               --
                                                              -------------   -------------   --------------
Cash at end of period                                         $     358,000   $     301,000   $      301,000
                                                              =============   =============   ==============

          See accompanying notes to consolidated financial statements.

                                      - 5 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS, CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2006, AND
FOR THE PERIOD FROM AUGUST 4, 2000 (INCEPTION) THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                PERIOD FROM
                                                                                              AUGUST 4, 2000
                                                                                                (INCEPTION)
                                                                  YEAR ENDED DECEMBER 31,         THROUGH
                                                              -----------------------------     DECEMBER 31,
                                                                  2005            2006              2006
                                                              -------------   -------------   --------------

Supplemental Cash Flow Information
Notes receivable for issuance of common stock                 $          --   $    (398,000)  $     (398,000)
                                                              =============   =============   ==============
Repurchase of common stock for cancellation
   of subscription note receivable                            $          --   $     750,000   $      750,000
                                                              =============   =============   ==============
Contributed research and development                          $          --   $          --   $       95,000
                                                              =============   =============   ==============
Increase in due to related party
   for acquisition of intellectual property                   $          --   $          --   $      200,000
                                                              =============   =============   ==============
Beneficial conversion feature for
   Promissory notes                                           $          --   $     912,000   $      912,000
                                                              =============   =============   ==============
Warrants issued in connection with
   15% Promissory Notes                                       $          --   $     139,000   $      139,000
                                                              =============   =============   ==============
Cash paid for interest expense                                $          --   $     260,475   $      260,475
                                                              =============   =============   ==============
Accrued equity based compensation                             $          --   $     434,000   $      434,000
                                                              =============   =============   ==============
Accrued dividends                                             $      43,000   $      47,000   $      137,000
                                                              =============   =============   ==============

          See accompanying notes to consolidated financial statements.

                                      - 6 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Vicor Technologies, Inc. (the "Company") is a development-stage biotechnology company dedicated to the development of breakthrough diagnostic and therapeutic products. The Company's diagnostic products are based on the Company's patented
PD2i algorithm, which is used to predict future pathological events, specifically but not limited to, fatal cardiac arrhythmic death, Alzheimer's
Disease and a number of other high profile diagnostic indications. Vicor's therapeutic products have been developed by using an innovative drug discovery platform which focuses on naturally occurring biomolecules derived from state-dependent physiologies such as hibernation. The Company is in the regulatory process of obtaining 510-k clearance from the Food and Drug
Administration ("FDA") for the Vicor PD2i Cardiac Analyzer at which time marketing efforts will commence. The Company's primary efforts at obtaining
510-k clearance will consist of the execution of a pivotal clinical trial
"Prospective , Multi-Center Study of the Ability of the PD2i Cardiac Analyzer to
Predict Risk of VentrIcular TachyArrhythmia Events such as, Sudden Cardiac Death
VentricuLar Fibrillation (VF) or Ventricular Tachycardia (VT) in High Risk
Patients." ("The VITAL Trial") to be coordinated with Harvard Clinical Research
Institute. The VITAL Trial is expected to be completed within 18-20 months following its initiation at which time the Company's 510-k will be filed with the FDA (see Note 12). It is anticipated that the Company will seek CE Mark clearance for the Analyzer and begin marketing in Europe in 2007.

The Company was incorporated in the state of Delaware on August 4, 2000. The
Company has two wholly-owned subsidiaries, Non-Linear Medicine, Inc. ("NMI") and
Stasys Technologies, Inc. ("STI"). Vicor has no operations independent of its wholly-owned subsidiaries. NMI owns all of Vicor's intellectual property related to Vicor's diagnostic products. STI owns all of Vicor's intellectual property related to Vicor's therapeutic products.

The Company is subject to all the risks inherent in an early stage company in the biotechnology industry as outlined below.

The biotechnology industry is subject to rapid and technological change. The
Company has numerous competitors, including major pharmaceutical and chemical companies, medical device manufacturers, specialized biotechnology firms, universities and other research institutions. These competitors may succeed in developing technologies and products that are more effective than any that are being developed by the Company or that would render the Company's technology and products obsolete and non-competitive. Many of these competitors have substantially greater financial and technical resources and production and marketing capabilities than the Company. In addition, many of the Company's competitors have significantly greater experience than the Company in pre-clinical testing and human clinical trials of new or improved pharmaceutical products and in obtaining FDA and other regulatory approvals on products for use in health care. The Company is aware of various products under development or manufactured by competitors, which may use therapeutic approaches that compete directly with certain of the Company's product candidates.

The Company has limited experience in conducting and managing pre-clinical testing necessary to enter clinical trials required to obtain government approvals and has limited experience in conducting clinical trials. Accordingly, the Company's competitors may succeed in obtaining FDA approval for products more rapidly than the Company, which could adversely affect the Company's ability to further develop and market its products. If the Company commences significant commercial sales of its products; it will also be competing with respect to manufacturing efficiency and marketing capabilities, areas in which the Company has limited or no experience.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the
Company and its wholly-owned subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation. The Company's consolidated financial statement amounts have been rounded to the nearest thousand.

                                      - 7 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS, CONTINUED

Basis of Presentation, continued

The Company's financial statements as of and for the year ended December 31,
2006 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company incurred a net loss applicable to common stockholders of $4,627,000 for the year ended December 31, 2006 and had an accumulated deficit of $32,692,000 as of December 31, 2006. The Company expects to continue to incur substantial expenditures to further the commercial development of its products. The Company's working capital at December 31, 2006 will not be sufficient to meet such objectives.

Management recognizes that the Company must generate additional resources to successfully commercialize its products. Management plans include the sale of additional equity or debt securities, alliances or other partnerships with entities interested in and having the resources to support the further development of its products as well as other business transactions to assure continuation of the Company's development and operations. The Company is executing its plan to secure additional capital through a multi-part funding strategy (see Note 12). The Company believes that the amount of capital generated by this plan will be sufficient to permit execution of the VITAL Trial and provide sufficient working capital for the next 24-30 months.

However, no assurances can be given that the Company will be successful in raising additional capital or entering into business alliances. Further, there can be no assurance, assuming the Company successfully raises additional funds or enters into a business alliance, that the Company will achieve profitability or positive cash flow. If the Company is not able to timely and successfully raise additional capital and/or achieve profitability or positive cash flow, its operating business, financial condition, cash flows and results of operations will be materially and adversely affected.

Reverse Merger

Pursuant to an Agreement and Plan of Merger dated July 28, 2006, as amended on
December 6, 2006 (the "Merger Agreement"), by and among SRKP, Vicor Acquisition
Corp., a Delaware corporation and wholly owned subsidiary of SRKP ("MergerCo"), and Vicor Technologies, Inc., a Delaware corporation ("Vicor"), MergerCo merged with and into Vicor, with Vicor remaining as the surviving entity and a wholly-owned operating subsidiary of the Company. This transaction is referred to throughout this report as the "Merger." The Merger was effective as of March
30, 2007 upon the filing of a certificate of merger with the Delaware Secretary of State.

For accounting purposes, the Merger has been accounted for as a reverse acquisition tantamount to an equity recapitalization. Under this method of accounting, the Company will be treated as the "acquired" company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the Merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of Vicor issuing stock for the net monetary assets of SRKP, accompanied by a recapitalization. The net monetary assets of the Company will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The accumulated deficit of
Vicor will be carried forward after the Merger. Operations prior to the Merger will be those of Vicor.

All share and per share amounts have been restated to reflect the recapitalization.

Cash and Cash Equivalents

The Company considers all investments purchased with original maturities of three months or less to be cash and cash equivalents.

                                      - 8 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS, CONTINUED

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and short-term investments. Management believes the financial risks associated with these financial instruments are minimal. The Company places its cash with high credit quality financial institutions and makes short-term investments in high credit quality money market instruments of short-term duration. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.

Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up
to $100,000. At December 31, 2005 and 2006, the Company had approximately
$154,000 and $254,000 respectively in excess of FDIC insured limits. The Company has not experienced any losses in such accounts.

Property and Equipment

Furniture, fixtures and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to five years. Leasehold improvements are stated at cost and amortized over the shorter of the estimated useful lives of the assets or the lease term. Routine maintenance and repairs are charged to expense as incurred and major renovations or improvements are capitalized.

Research and Development Costs

Research and development expenditures, including payments to collaborative research partners, research and development costs (which are comprised of costs incurred in performing research and development activities including wages and associated employee benefits, facilities and overhead costs) are expensed as incurred.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

As a development-stage enterprise, the Company has no significant operating revenues and cannot expect operating revenues in the foreseeable future until
FDA or CE Mark clearance is obtained for one or more of the Company's products for which approval is being sought. The Company obtained Phase I and II Small
Business Innovation Research ("SBIR") Grants in 2003-2005 amounting to a total of $850,000. The funds received were utilized to develop software for the PD2i
Cardiac Analyzer ($100,000) and to conduct a study of 700 patients with chest pain presenting at emergency rooms in six tertiary care facilities. The aim of the grant was to test and establish "good medical practice" through wide experimental use of the Analyzer at different emergency room sites with high risk patients.

The funds received for this Grant have been treated as revenues by the Company in its consolidated financial statements and were recorded when costs to perform such research and development activities were incurred. During each of the two years ended December 31, 2005 and 2006, the revenues from the National
Institutes of Health, a United States Government agency, accounted for $214,000 and $22,000 of total consolidated revenues, respectively. Additional future revenues, originating from the National Institutes of Health, if any, are subject to possible future changes in government funding levels (see Note 13).

                                      - 9 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Intellectual Property

Intellectual property, consisting of patents and other proprietary technology acquired by the Company is stated at cost and amortized on a straight-line basis over the estimated useful lives.

                                                   DECEMBER 31,
                                             --------------------------
                                               2005            2006
                                             ---------      -----------
        Patents                              $ 252,000      $  252,000
        Purchased software                     251,000         251,000
                                             ---------      ----------
                                               503,000         503,000
        Less accumulated amortization          (74,000)       (111,000)
                                             ---------      ----------
        Net intellectual property            $ 429,000      $  392,000
                                             =========      ==========

The intellectual property at December 31, 2006 has an estimated useful life of
17 years and amortization began in 2004. Estimated annual amortization expense will be $37,000 annually for the years ended December 31, 2007 through 2023.
Amortization expense for the years ended December 31, 2005 and 2006 was $37,000.
Legal fees related to the prosecution of new patents and intellectual property are expensed as incurred. Such expenses amounted to $95,000 and $109,000 in 2005 and 2006, respectively.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Accounting for Stock-Based Compensation

Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based
Compensation, ("SFAS No. 123") establishes the use of the fair value-based method of accounting for stock-based compensation arrangements, under which compensation cost is determined using the fair value of stock-based compensation determined as of the grant date, and is recognized over the periods in which the related services are rendered. The Company has applied the principles of SFAS
123 and recognized compensation expense related to its stock-based compensation arrangements.

The Company has also granted stock purchase warrants to independent consultants and contractors and values these warrants using the fair value-based method prescribed by SFAS No.123. The compensation cost so determined is recognized over the period the services are provided which usually results in compensation cost being recognized at the date of the grant.

Financial Instruments

The carrying amount of financial instruments, including cash and cash equivalents, accounts payable, and notes payable approximates fair value as of
December 31, 2005 and 2006.

Reclassifications

Certain reclassifications have been made to the 2005 financial statements to conform to the 2006 financial statement presentation. These reclassifications have no effect on the previously reported net loss.

                                     - 10 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Recent Pronouncements

In December 2004, the FASB issued SFAS No. 123R "Share-Based Payment" ("SFAS
123R"), a revision to SFAS No. 123 "Accounting for Stock-Based Compensation"
("SFAS 123"), and superseding APB Opinion No. 25 "Accounting for Stock Issued to
Employees" and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, including obtaining employee services in share-based payment transactions. SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. Adoption of the provisions of SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005.

As the Company has accounted for its share-based payments at fair value under
SFAS 123 since 2002, the adoption of SFAS No. 123R did not have any effect on its consolidated financial position and results of operations.

In June 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No.48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes,"
which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In accordance with FIN 48, the Company must adjust its financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The effective date of FIN 48 for the Company is January 1, 2007. The adoption of FIN 48 is not expected to have a material impact on the Company's consolidated financial statements.

Long-Lived Assets

The Company reviews long-lived assets and certain identifiable intangibles held and used for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating the fair value and future benefits of its intangible assets, management performs an analysis of the anticipated undiscounted future net cash flow of the individual assets over the remaining amortization period. The
Company recognizes an impairment loss if the carrying value of the asset exceeds the expected future cash flows. During the years ended December 31, 2005 and
2006, there were no deemed impairments of long-lived assets.

NOTE 3 - PATENT ACQUISITION

On May 29, 2003, the Company entered into an Asset Purchase Agreement with
Enhanced Cardiology, Inc., the holder of Patent #'s 5,709,214 and 5,720,294 covering the PD2i Electrophysiological Analyzer. The Agreement called for
Non-Linear Medicine, Inc., a wholly-owned subsidiary of the Company, to acquire the patents in exchange for total consideration of $252,000, of which $175,000 was to be paid pursuant to the Asset Purchase Agreement and $77,000 was to be
paid pursuant to a consulting agreement for the six months ending June 30, 2004.
The Company satisfied its obligations pursuant to the Asset Purchase Agreement on October 27, 2003 and Non-Linear Medicine, Inc. acquired the patents free of any liens or encumbrances. The $252,000 has been included in the accompanying
Consolidated Balance Sheet in Intellectual Property with the remaining $77,000 to be paid as consulting fees included in Accounts Payable at December 31, 2005 and 2006 (see Note 8).

NOTE 4 - DEBT

10% Convertible Promissory Notes

During the period from April 1, 2004 through June 30, 2004 the Company sold
$610,000 of 10% unsecured Convertible Promissory Notes ("The 10% Notes"). The
10% Notes mature 12 months from the date of issue, bear interest at 10% per annum and are convertible anytime at the purchaser's option into shares of common stock of the Company at a conversion price of $2.25 per share (271,112 shares)(see below). The Notes are callable for redemption by the Company at its option after six months from the date of issue at a redemption price equal to the face value of the note plus accrued interest.

                                     - 11 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - DEBT, CONTINUED

Thus, purchasers will have the option of receiving their money back with interest or converting the Notes plus accrued and unpaid interest into additional shares of common stock in the Company. These 10% Notes include a beneficial conversion feature (based on a conversion price of $2.25 per share and a fair market value of $2.50 per share on the date of issuance) which was valued at $201,000 and recorded as interest expense during the year ended
December 31, 2004.

During 2005, on the anniversary date, the Company paid the accrued interest on the 10% Notes and negotiated an 18 month extension of maturity with each of the purchasers. Each purchaser received warrants to purchase additional shares of the Company's common stock as an inducement to extend the maturity date.
Consequently, the Company issued a total of 27,106 warrants to the holders allowing them to purchase additional shares for a period of three years at a purchase price of $2.25 per share. The fair market value of the warrants amounted to approximately $17,000 and was accounted for as additional interest expense in 2005.

In October 2006, the Company received commitments from all the holders of the
10% Notes to extend the maturity of the Notes through June 2008. In exchange for the extension of the maturity date of the Notes, effective November 1, 2006, the
Company will increase the interest rate of the Notes to 12% per annum and make interest payments on a monthly basis. In addition, each holder of the 10% Notes will be issued additional shares of common stock. The value of the shares of the common stock each 10% Note holder is to receive is equal to 18 month's interest on the outstanding principal balance of the 10% Note, calculated at 12% per annum, which equates to cumulative value of approximately $109,000 which has been accounted for as prepaid interest expense and will be amortized over the term of the extension. As of December 31, 2006 $14,000 has been expensed. The valuation of these shares is $2.50 per share.

12% Convertible Bridge Promissory Notes

During the period from January 1, 2006 through September 30, 2006, the Company sold $1,689,000 of 12% Convertible Bridge Promissory Notes (the "Bridge Notes")
to certain of its existing stockholders, including $10,000 Bridge Notes for each of its directors. The Bridge Notes are due 12 months from the date of issue, bear interest at 12% per annum with interest payable monthly.

The Bridge Notes are convertible at the Holder's option into shares of common stock of the Company at a conversion price equal to 50% below the price at which common stock is first offered to the public in a registered equity offering.
These Bridge Notes include a beneficial conversion feature which will be valued at the time of conversion at which time the Company will record additional interest expense.

During December 2006 and January 2007, the Company negotiated extensions of maturity with holders of $1,474,000 of the Bridge Notes. In exchange for an extension of maturity to June 30, 2008, the Company: a) paid one month's extra interest in cash, and b) issued additional shares of common stock equal to interest on the outstanding principal balance of the Bridge Notes, calculated at
12% per annum, over the extended term of the Bridge Notes. The Company issued in
January 2007 a total of 93,948 shares of common stock or $235,000 (calculated at
$2.50 per share) which has been accounted for as additional interest expense in
December 2006. Accordingly, the Bridge Notes for which extensions have been received have been classified as Long-Term Debt in the accompanying Consolidated
Balance Sheet as of December 31, 2006.

On July 7, 2006, the Company commenced an offering of up to $900,000 of 12%
Convertible Promissory Notes (the "Promissory Notes") through WestPark Capital,
Inc (subject to a 20% over-allotment provision). The Promissory Notes mature on
July 31, 2007, bear interest at 12% per annum and are subject to automatic conversion into shares of the Company's common stock upon the effectiveness of the Form S-4 Registration Statement that was filed on December 6, 2006 in connection with the reverse merger discussed in Notes 12 and 14. The Promissory
Notes will convert into shares of common stock at a conversion price of $0.83 per share.

                                     - 12 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - DEBT, CONTINUED

These Promissory Notes include a beneficial conversion feature of $1.67 per share. The Company sold $912,000 of the Promissory Notes. The beneficial conversion feature associated with these Promissory Notes ($912,000) has been reflected as a reduction of the Promissory Notes with the offsetting credit as an increase in additional paid-in capital and the related deferred financing fees ($153,000) have been recorded as an asset and are being amortized over the estimated outstanding term of the Promissory Note. Amortization expense for the year ended December 31, 2006 related to the beneficial conversion feature was
$376,000 and has been accounted for as additional interest expense. The
Amortization related to the deferred financing fees for the year ended December
31, 2006 amounted to $59,000.

15% Promissory Notes

On December 20, 2006, the Company sold a $200,000 15% Promissory Note ("15%
Note"). This 15% Note bears interest at a rate of 15% per annum with interest payable monthly, matures on June 30, 2007, and is callable by the Company at any time after two months from issuance.

The 15% Note also includes a warrant to purchase $100,000 of common stock of the
Company for a period of five years at an exercise price of $1.25 per share. The fair value for this warrant was estimated at the date of issue using the
Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 4.99%; dividend yield of 0%; fair market value of $2.50; a weighted average expected warrant life of four years and a minimal volatility factor since the Company's stock is not yet actively traded on an established public market. The value of the warrant so determined ($139,000) has been reflected as a reduction of the 15% Note with the offsetting credit as an increase in additional paid-in capital. The discount is being amortized over the estimated outstanding term of the 15% Note as additional interest expense.
Amortization expense for the year ended December 31, 2006 related to this discount amounted to $7,000.

NOTE 5 - PREFERRED STOCK

On October 24, 2003, the Company entered into an Investment Agreement with the
ASTRI Group, LLC ("ASTRI"). Under the terms of the Investment Agreement, ASTRI purchased 157,592 shares of Series A Convertible Cumulative Preferred Stock for
$500,000 ($3.18 per share). The Company also issued ASTRI a warrant to purchase
79,524 shares of Common Stock at an exercise price of $0.005.

The Series A Convertible Cumulative Preferred Stock yields cumulative cash dividends at an annual rate of 8% ($0.255 per share). Dividends will accrue and compound annually on such amount from the date of issuance until paid in full, or, at the option of ASTRI, converted into additional Preferred Stock at $3.18 per share. At December 31, 2004 and 2005, accrued dividends payable were $47,000 and $90,000, respectively. Each share of Preferred Stock is convertible at the option of ASTRI into shares of common stock at a conversion rate of 1:1. The conversion price of the Preferred Stock is subject to adjustment to prevent dilution using a weighted-average anti-dilution formula. The Preferred Stock will automatically be converted into shares of Common Stock upon the consummation of a Liquidity event, as defined.

The Preferred Stock is senior to all other outstanding capital stock and is entitled to a liquidation preference equal to the greater of (i) the initial purchase price for the Preferred Stock plus accrued or declared dividends or
(ii) the amount such holder would have received if prior to such liquidation the
Preferred Stock had been converted into common stock. The consent of 2/3 of the holders of all series of Preferred Stock will be required to (i) amend or repeal any provision to the Company's Certificate of Incorporation or Bylaws, (ii)
authorize or reclassify existing shares of stock, (iii) pay any dividend on or repurchase any shares of a substantial part of the Company, (iv) declare bankruptcy, (v) liquidate or dissolve the Company, (vi) borrow funds outside the ordinary course of business or (vii) enter into any transaction with related parties or affiliates of the Company.

                                     - 13 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 - PREFERRED STOCK, CONTINUED

The Company has the right of refusal to acquire the Preferred Stock and ASTRI and certain stockholders have entered into an Investor Rights Agreement providing for customary drag-along and tag-along rights in connection with a bona fide offer from a third party to acquire the Company. Furthermore, pursuant to the Investment Agreement, ASTRI has the right to designate one non-voting observer to the Board of Directors.

NOTE 6 - STOCKHOLDERS' EQUITY

The Company has 10,000,000 shares of preferred stock authorized with a par value of $0.0001. The Board has the authority to issue the shares in one or more series and to fix the designations, preferences, powers and other rights, as it deems appropriate. As of December 31, 2005 and 2006, 157,592 shares of series A
Convertible preferred stock had been issued and were outstanding (see Note 5).
The Company has 100,000,000 shares of common stock authorized with a par value of $0.0001. Each share of common stock has one vote per share for the election of directors and all other items submitted to a vote of stockholders. The common stock does not have cumulative voting rights, preemptive, redemption or conversion rights.

In the period from January 1, 2002 through December 31, 2002, the Company sold
2,225,424 shares of its Common Stock in a private placement, which raised net proceeds of $3,492,000. During the period from January 1, 2003 through December
31, 2003, the Company sold 870,918 shares of common stock in a private placement which raised net proceeds of $2,718,000. In the period from July 1, 2004 through

December 31, 2004, the Company sold 308,300 shares of its Common Stock in a private placement, which raised net proceeds of $889,000. In the period from
January 1, 2005 through December 31, 2005, the Company sold 1,329,302 shares of its Common Stock in a private placement which raised net proceeds of $2,167,000.

The Company has issued stock warrants to certain employees, vendors and independent contractors. The warrants are immediately exercisable for a period of three to ten years and enable the holders to purchase shares of the Company's common stock at exercise prices ranging from $0.005 to $3.13. The fair value per warrant based on the Black-Scholes valuation method ranges from $0.60 to $2.50.
The cost of these warrants was treated as compensation and, accordingly, the
Company recorded an expense of $2,043,000 in the year ended December 31, 2005 and $995,000 in the year ended December 31, 2006.

The fair value for these warrants was estimated at the date of grant using the
Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 4.33% in 2005 and 5.08% in 2006;
dividend yield of 0%; fair market value of $2.50 in 2005 and 2006, respectively;
a weighted average expected warrant life of four years; and a minimal volatility factor since the Company's stock is not yet actively traded on an established public market.

Certain warrants held by eight shareholders, including one of the Company's
Directors (the "Warrant holders"), permitting the Warrant holders to purchase up to an aggregate of 796,000 shares of common stock with an exercise price of
$0.50 per share were scheduled to expire on September 19, 2006. On September 5,
2006, the Board of Directors approved the Company accepting fully-secured Notes
Receivable (the "Warrant Notes") bearing simple interest at 8.25% per annum from the Warrant holders in payment of the exercise price of their warrants. All of the Warrant holders exercised their warrants in this manner, increasing the number of issued and outstanding common shares and decreasing the outstanding warrants accordingly. The Notes are secured by the underlying shares of common stock and are due at the earlier of the consummation of the reverse merger or
March 31, 2007. The Warrant Notes have been included in the Consolidated
Financial Statements as Subscription Notes Receivable in Stockholders' Equity.

                                     - 14 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 6 - STOCKHOLDERS' EQUITY, CONTINUED

At December 31, 2006, the following summarizes the outstanding warrants:

                                             SHARES UNDER     WEIGHTED-AVERAGE
                                               WARRANTS        EXERCISE PRICE
                                            --------------    ----------------
  Balance at inception                                  --    $             --
    Granted in connection with stock sold          296,000                0.50
    Exercised                                           --
                                            --------------
  Outstanding at December 31, 2000                 296,000                0.50
    Granted to employees and others              1,800,000                0.34
    Exercised                                           --
                                            --------------
  Exercisable at December 31, 2001               2,096,000                0.36
    Granted to employees and others                540,504                0.55
    Exercised                                       (1,500)
                                            --------------
  Exercisable at December 31, 2002               4,635,004                0.46
    Granted to employees and others              3,040,664                0.57
    Exercised                                       (1,500)
                                            --------------
  Exercisable at December 31, 2003               7,674,168                0.51
                                            --------------
    Granted to employees and others                252,400                0.47
    Exercised                                           --
                                            --------------
  Exercisable at December 31, 2004               7,926,568                0.51
                                            --------------
    Granted to employees and others              1,190,360                0.61
    Exercised                                     (203,500)
                                            --------------
  Exercisable at December 31, 2005               8,913,428                0.53
    Granted to employees and others                140,000                1.25
    Exercised                                     (796,000)
                                            --------------
  Exercisable at December 31, 2006               8,257,428                0.55
                                            ==============

The weighted-average grant date fair value of all warrants granted during 2005 was $1.74 and for 2006 was $2.06.

NOTE 7 - STOCK OPTION PLAN

On September 11, 2002, the Company's stockholders approved the 2002 Stock Option
Plan (the "Option Plan"), which provides for the granting of options to purchase up to 1,000,000 shares of the Company's common stock. Both incentive stock options and nonqualified stock options may be issued under the provisions of the
Option Plan. Employees of the Company and its subsidiaries, members of the Board of Directors, independent consultants and advisors are eligible to participate in the Option Plan. The granting and vesting of options under the Option Plan are authorized by the Company's Board of Directors or a committee of the Board of Directors.

During the year ended December 31, 2002, the Company granted stock options to employees at an exercise price of $1.50 per share, which vested over a two year period. During the year ended December 31, 2004, the Company granted 2,000 stock options to a new Director at an exercise price of $1.63 per Share. During 2005, the Company granted a total of 538,000 options to employees and directors with an exercise price of $1.25. Total compensation expense related to the granting of options for the years ended December 31, 2005 and 2006, based on a fair value of $1.63 and $1.68 per share, respectively, amounted to approximately $4,000 and
$904,000, respectively.

                                     - 15 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 7 - STOCK OPTION PLAN, CONTINUED

The fair value for these options was estimated at the date of grant using the
Black- Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 5.08%; dividend yield of 0%; fair market value of $2.50 in 2005 and 2006, respectively; a weighted-average expected option life of ten years; and a minimal volatility factor since the Company's stock is not actively traded on an established public market.

Information regarding the Option Plan is as follows:

                                       NUMBER OF     WEIGHTED-AVERAGE     OPTIONS      WEIGHTED-AVERAGE
                                         SHARES      EXERCISE PRICE     EXCERCISABLE    EXERCISE PRICE
                                       ---------    -----------------   ------------   -----------------

Options outstanding at inception

Granted                                 100,000           $      1.50

-------------------------------------------------------------------------------------------------------
Outstanding at December 31, 2002        100,000           $      1.50         20,000         $    1.50

Granted                                      --

-------------------------------------------------------------------------------------------------------
Outstanding at December 31, 2003        100,000           $      1.50         60,000         $    1.50

Granted                                   2,000           $      1.63

-------------------------------------------------------------------------------------------------------
Outstanding at December 31, 2004        102,000           $      1.51        102,000         $    1.51

Granted                                 538,000           $      1.25

Cancelled                               (50,000)          $      1.25

-------------------------------------------------------------------------------------------------------
Outstanding at December 31, 2005        590,000                              590,000         $    1.30

Granted                                 160,000           $      1.25

Cancelled                               (70,000)
-------------------------------------------------------------------------------------------------------
Outstanding at December 31, 2006        680,000                              680,000         $    1.29
                                       ========                         ============         ==========
Reserved for future option grants
  at December 31, 2006                  320,000
                                       ========

NOTE 8 - RELATED PARTY TRANSACTIONS

As an inducement for a new Chief Executive Officer to join the Company in June
2002, the Company allowed him to purchase 300,000 shares of the Company's Common
Stock at $1.50 per share and issued warrants to purchase 200,000 shares of the
Company's Common Stock at $0.005 per share. As consideration for the shares purchased, the Company received $25 in cash (the underlying par value of the shares purchased) and a Promissory Note for $749,975 payable in full on July 23,
2007. The loan is without interest for five years and is secured by the 500,000 shares of Common Stock purchased by him. The Promissory Note was included in the accompanying Consolidated Financial Statements as Subscription Notes Receivable
in Stockholders' Equity. In April 2006, the Company executed a non-cash transaction (which had been approved by the Board of Directors) whereby the
Company purchased 300,000 shares of common stock from its Chief Executive
Officer for $2.50 per share (the price at which the Company last raised capital in a private placement) and cancelled the related note receivable from him. The
300,000 shares acquired from him were cancelled.

                                     - 16 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 8 - RELATED PARTY TRANSACTIONS, CONTINUED

On October 24, 2003, (and as amended on July 24, 2004 and September 18, 2004), the Company entered into a Purchase and Royalty Agreement with one of its founding scientists to acquire the software related to the PD2i Cardiac Analyzer
(see Note 3). The total purchase price for the software is $200,000 of which
$62,500 was paid in 2002 and 2003 and $37,500 was paid in 2005. The $200,000 has been included in the accompanying Consolidated Balance Sheet as Intellectual
Property with the remaining $100,000 included in the accompanying Consolidated
Balance Sheet as Due to Related Parties. The Agreement further provides for an ongoing royalty to be paid to the scientist amounting to 10% of amounts received by the Company from any activities relating to the PD2i Cardiac Device for the life of the patents. Royalty payments will commence after Vicor has recovered its development costs in full.

NOTE 9 - INCOME TAXES

For income tax purposes, the Company has capitalized its losses (other than contract Research and Development) as start up costs. The start up costs will be amortized over a five-year period when operations commence. The tax loss carry forward at December 31, 2006 amounts to $810,000 and begins to expire in 2016.

Significant components of the Company's deferred tax assets are shown below. A valuation allowance has been recognized to offset the deferred tax assets as of
December 31, 2005 and 2006 as realization of such assets is uncertain.

                                              2005              2006
                                         --------------    ---------------
Deferred tax assets:
    Tax loss carry forward               $      407,000            535,000
    Start-up costs                            4,284,000          5,749,000
    Equity-based compensation expense         5,929,000          6,036,000
                                         --------------    ---------------
Total deferred tax assets                    10,620,000         12,320,000
                                         --------------    ---------------
Valuation allowance:
    Beginning of year                        (9,020,000)       (10,620,000)
    Increase during the period               (1,600,000)        (1,700,000)
                                         --------------    ---------------
    Ending balance                          (10,620,000)       (12,320,000)
                                         --------------    ---------------
Net deferred tax assets                  $           --    $            --
                                         ==============    ===============

Pursuant to Sections 382 and 383 of the Internal Revenue Code, annual use of any of the Company's net operating loss and credit carry forwards may be limited if cumulative changes in ownership of more than 50% occur during any three year period.

                                     - 17 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 10 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following

                                                   DECEMBER 31,
                                         ---------------------------------
                                              2005              2006
                                         --------------    ---------------
    Computers and equipment              $       54,000             49,000
    Furniture and fixtures                       29,000             24,000
                                         --------------    ---------------
                                                 83,000             73,000
    Less: accumulated depreciation              (72,000)           (60,000)
                                         --------------    ---------------
    Net property and equipment           $       11,000    $        13,000
                                         ==============    ===============

Depreciation expense for the years ended December 31, 2005 and 2006 was $14,000 and $10,000, respectively.

NOTE 11 - LEASES

The Company is obligated under an operating lease agreement for its administrative offices and office equipment. The lease is for a three year term beginning August 2006. Annual future minimum lease obligations for this lease, as of December 31, 2006 are as follows:

                                            TOTAL
          YEAR ENDING DECEMBER 31,   OFFICE AND EQUIPMENT
         -------------------------   --------------------

                   2006                          92,620
                   2007                          94,061
                   2008                          98,449
                                         --------------
                                         $      285,130
                                         ==============

Rent expense for the years ended December 31, 2005 and 2006 were $84,000 and
$87,000, respectively.

NOTE 12 - COMMITMENTS AND CONTINGENCIES

The Company may be from time to time subject to claims and suits arising in the ordinary course of business. In the opinion of management, the ultimate resolution of pending legal proceedings will not have a material effect on the
Company's consolidated financial statements.

The Company has employment agreements with its Chief Executive Officer and its scientists, the terms of which expire at various times through 2008. Such agreements provide for minimum salary levels, adjusted annually for cost-of-living changes. Certain salary amounts due to the founding scientists have been deferred. Deferred salaries under these agreements amounted to
$346,000 and $326,000 at December 31, 2005 and 2006, respectively and has been included in the accompanying consolidated balance sheet under due to related parties.

                                     - 18 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 12 - COMMITMENTS AND CONTINGENCIES, CONTINUED

In August 2006, the Company initiated the VITAL Trial to be coordinated by the
Harvard Clinical Research Institute. The VITAL Trial will be conducted for the
PD2i Cardiac Analyzer at approximately 30 sites and will take approximately
18-20 months to complete. The results of this Trial will be submitted to the FDA as part of the Company's 510-k process to obtain FDA clearance to market the
PD2i Cardiac Analyzer. The study will cost approximately $4,500,000 for which the Company is committed to make initial payments of approximately $1,000,000 with monthly payments thereafter over a 24-month period.

The Company is executing its plan to secure additional capital through a multi-part funding strategy consisting of:

     a)  A "going-public" transaction through a reverse merger into a public shell company. A merger agreement with the shell company ("SRKP 6,
         Inc.") was signed on July 28, 2006. The principal terms of the merger agreement provide for Vicor Stockholders to receive two shares of SRKP
         6, Inc. common stock for every share of stock owned and after consummation of the merger own approximately 90% of the common shares of the merged company. Additionally, it is anticipated that holders of warrants and options to purchase Vicor common stock will be offered the opportunity to participate in a cashless exercise of the warrants and options resulting in them receiving shares of common stock in exchange for the warrants and options;

     b)  The offering of 12% Convertible Promissory Notes and 15% Promissory
         Notes (see Notes 4 and 14), and

     c)  The sale of additional equity and/or debt securities in 2007. The
         Company believes that the capital generated by this plan will be sufficient to permit execution of the VITAL trial and provide sufficient working capital for the next 24-30 months.

NOTE 13 - SMALL BUSINESS INNOVATION RESEARCH GRANT

On March 20, 2003, the Company received a Phase I Small Business Innovation
Research ("SBIR") grant. The grant awarded by the National Institutes of Health
("NIH") provided $100,000 over a six-month period beginning April 1, 2003. On
February 16, 2004, the Company received notification that it had been awarded
Phase II of the grant for $750,000 for the commercial development of the analyzer beginning March 1, 2004. Phase II of the grant involved the study of
700 patients with chest pain presenting at emergency rooms in six tertiary care facilities. The aim of this grant was to test and establish "good medical practice" through wide experimental use of the Analyzer at different emergency room sites with high risk patients. For each of the two years ended December 31,
2005 and 2006, the Company's revenues from this grant were $214,000 and $14,000 respectively.

NOTE 14 - SUBSEQUENT EVENTS

The form S-4 registration statement filed on December 6, 2006 in connection with the reverse merger discussed in Note 12 was declared effective on February 2,
2007. Accordingly the Promissory Notes discussed in Note 4 automatically converted to common stock at that time.

15% Promissory Notes

On January 20, 2007, the Company sold a $100,000 15% Promissory Note ("15%
Note"). This 15% Note bears interest at a rate of 15% per annum with interest payable monthly, matures on June 30, 2007, and is callable by the Company at any time after two months from issuance. The 15% Note also includes a warrant to purchase $50,000 of common stock of the Company for a period of five years at an exercise price of $1.25 per share.

                                     - 19 -

VICOR TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 14 - SUBSEQUENT EVENTS, CONTINUED

15% Promissory Notes, continued

The fair value for this warrant was estimated at the date of issue using the
Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 5.24%; dividend yield of 0%; fair market value of $2.50; a weighted average expected warrant life of four years and a minimal volatility factor since the Company's stock is not yet actively traded on an established public market. The value of the warrant so determined ($61,000) will be reflected as a reduction of the 15% Note with the offsetting credit as an increase in additional paid-in capital. The discount will be amortized over the estimated outstanding term of the 15% Note as additional interest expense.

                                     - 20 -